WESTERBEKE CORPORATION

                              --------------------

                    Notice of Annual Meeting of Stockholders
                            to be held March 21, 1997

                              --------------------

                                                             Avon, Massachusetts
                                                               February 26, 1997

To the Holders of Common Stock
 of WESTERBEKE CORPORATION:

      The Annual Meeting of the Stockholders of WESTERBEKE CORPORATION will be held at The Courtyard Marriott, 200 Technology Center Drive, Stoughton, Massachusetts, on Friday, March 21, 1997 at 10:30 o'clock A.M., local time, for the following purposes, as more fully described in the accompanying Proxy
Statement:

      1. To elect three Class B directors of the Company for the ensuing three years.

      2. To consider and take action upon a proposal to ratify the Board of Directors' selection of KPMG Peat Marwick LLP to serve as the Company's independent auditors for the Company's fiscal year ending October 25, 1997.

      3. To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The close of business on February 19, 1997 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. A list of the stockholders entitled to vote at the Meeting may be examined at the Company's executive office located at Avon Industrial Park, Avon, Massachusetts during the ten-day period preceding the Meeting.


                                       By Order of the Board of Directors,

                                       Carleton F. Bryant, III, Secretary


      You are cordially invited to attend the Meeting in person. If you do not expect to be present, please mark, sign and date the enclosed form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that your vote can be recorded.


                                 PROXY STATEMENT

      This Proxy Statement, which will be mailed commencing on or about February 26, 1997 to the persons entitled to receive the accompanying Notice of Annual Meeting of Stockholders, is provided in connection with the solicitation of Proxies on behalf of the Board of Directors of Westerbeke Corporation (the "Company") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on March 21, 1997, and at any adjournment or adjournments thereof, for the purposes set forth in such Notice. The Company's executive office is located at Avon Industrial Park, Avon, Massachusetts 02322.

      Any Proxy may be revoked at any time before it is exercised. The casting of a ballot at the Meeting by a stockholder who may theretofore have given a Proxy or the subsequent delivery of a Proxy will have the effect of revoking the initial Proxy.

      At the close of business on February 19, 1997, the record date stated in the accompanying Notice, the Company had outstanding 2,078,550 shares of common stock, $.01 par value ("Common Stock"), each of which is entitled to one vote with respect to each matter to be voted on at the Meeting. The Company has no class or series of stock outstanding other than the Common Stock.

      A majority of the issued and outstanding shares of Common Stock present in person or by proxy will constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes (as hereinafter defined) will be counted as present for the purpose of determining the presence of a quorum.

      Directors are elected by plurality vote. Adoption of proposal 2 will require the affirmative vote of a majority of the shares of Common Stock present and voting thereon at the Meeting. Shares held by stockholders who abstain from voting will be treated as being "present" and "entitled to vote" on the matter and, thus, an abstention has the same legal effect as a vote against the matter. However, in the case of a broker non-vote or where a stockholder withholds authority from his proxy to vote the proxy as to a particular matter, such shares will not be treated as "present" and "entitled to vote" on the matter and, thus, a broker non-vote or the withholding of a proxy's authority will have no effect on the outcome of the vote on the matter. A "broker non-vote" refers to shares of Common Stock represented at the Meeting in person or by proxy by a broker or nominee where such broker or nominee (i) has not received voting instructions on a particular matter from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on such matter.

      At February 19, 1997, the record date for the Meeting, Mr. John H. Westerbeke, Jr., the Chairman, President and a Class C Director of the Company, owned approximately 51.9% of the outstanding Common Stock of the Company. This ownership will enable him to elect the Board of Directors of the Company and thereby control the Company's policies. To the Company's knowledge, Mr. Westerbeke, Jr. will vote his shares of Common Stock in favor of each of the proposals presented at the Meeting.


                            I. ELECTION OF DIRECTORS

      Three Class B directors will be elected at the Annual Meeting of Stockholders to be held on March 21, 1997, each to serve for three years and until a successor shall have been chosen and qualified. This is in accord with the Company's Certificate of Incorporation which provides for the division of the Board of Directors into three classes with the term of office for the Class B directors expiring at the Meeting. Class C directors and Class A directors will be elected at the Annual Meetings to be held in 1998 and 1999, respectively.

      It is the intention of each of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of the nominees listed in the following table, unless otherwise instructed in such Proxy. In case any of the nominees is unable or declines to serve, such persons reserve the right to vote the shares of Common Stock represented by such Proxy for another person duly nominated by the Board of Directors in such nominee's stead. The Board of Directors has no reason to believe that the nominees named will be unable or will decline to serve.

      The nominees, Thomas M. Haythe, Nicholas H. Safford and James W. Storey, are presently serving as Class B directors of the Company. Certain information concerning the nominees for election as Class B directors and the other directors of the Company is set forth below. Such information was furnished by them to the Company.

                                             Shares of Common Stock
           Name and Certain                    Owned Beneficially        Percent
       Biographical Information             as of January 1, 1997(1)     of Class
       ------------------------             ------------------------     --------

Nominees for Election

THOMAS M. HAYTHE  (Class B  director),               11,220 (2)              *
   age 57;  Partner,  Haythe  & Curley
   (attorneys)  since  February  1982;
   Director:     Novametrix    Medical
   Systems   Inc.   (manufacturer   of
   electronic  medical   instruments),
   Guest  Supply,  Inc.  (provider  of
   hotel    guest   room    amenities,
   accessories and products), Isomedix
   Inc.   (provider  of  sterilization
   services), Ramsay Health Care, Inc.
   (provider  of  psychiatric   health
   care  services) and Ramsay  Managed
   Care,  Inc.  (provider  of  managed
   mental   health   care   services);
   Director of the Company  since June
   1986.

NICHOLAS   H.    SAFFORD    (Class   B               10,100 (3)              *
   director),   age   64;   President,
   Nicholas  H.  Safford  & Co.,  Inc.
   (investment  counselor  and private
   trustee)  since  1983 and from 1979
   to  1981;   former   President  and
   Director of Wendell, Safford & Co.,
   Inc.  (investment  counseling firm)
   from  1982  to  1983;  former  Vice
   President  and Director of David L.
   Babson  &  Co.,  Inc.   (investment
   counseling  firm)  prior  to  1978;
   Director  of  the   Company   since
   February 1991.

JAMES W.  STOREY  (Class B  director),               11,220 (4)              *
   age 62;  Consultant  since  January
   1993;    President,     Wellingsley
   Corporation   (private   investment
   management  company)  from December
   1986   through    December    1992;
   President   and   Chief   Executive
   Officer  of  Codex  Corporation,  a
   subsidiary  of Motorola,  Inc. from
   1982 to  1986;  Vice  President  of
   Motorola,  Inc.  from 1982 to 1986;
   Director:     Progress     Software
   Corporation (software) and Kurzweil
   Applied      Intelligence      Inc.
   (software); Director of the Company
   since June 1986.


Directors Whose Term of Office
Will Continue After the Meeting
-------------------------------

GERALD BENCH (Class A  director),  age                2,220 (5)              *
   56;  President and Chief  Executive
   Officer,   Hadley  Fruit  Orchards,
   Inc.     since    November    1996;
   Consultant,  Hadley Fruit Orchards,
   Inc.  from March  1995 to  November
   1996;  Partner,  ICAP Marine  Group
   (consulting   firm)  from  November
   1993 to February 1995; Chairman and
   President,   TDG  Aerospace,   Inc.
   (manufacturer of aircraft  de-icing
   devices)   from   October  1991  to
   November 1993; President, Thermion,
   Inc.(manufacturer  of  heaters  for
   aircraft   de-icing  devices)  from
   April  1990  to   September   1991;
   General Manager, Lermer Corporation
   (manufacturer   of  airline  galley
   equipment)  from June 1989  through
   March 1990;  former Chairman of the
   Board,  President,  Chief Executive
   Officer and  Director of E&B Marine
   Inc.     (marine    supplies    and
   accessories)  from  prior  to 1988;
   Director of the Company  since June
   1986.

JOHN  H.  WESTERBEKE,  JR.,  (Class  C            1,218,250 (6)            54.9%
   director), age 56; President of the
   Company since 1976; Director of the
   Company since 1976; Chairman of the
   Board of  Directors  of the Company
   since June 1986.

JOHN  H.  WESTERBEKE,  SR.,  (Class  C                    0                  -
   director),  age 87;  Founder of the
   Company;   Presently   serving   in
   various engineering capacities with
   the Company;  Chairman of the Board
   of  Directors  of the Company  from
   1946 to June 1986.

--------------------

<F1>  *     Less than one percent.

<F2>  (1)   Except as  indicated  hereafter,  each of the  persons has sole voting and investment  power  with  respect  to all  shares  shown  in the  table  as beneficially owned by him.

<F3>  (2)   Consists  of  11,220  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Haythe.

<F4>  (3)   Consists  of  10,100  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Safford.

<F5>  (4)   Consists  of  11,220  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Storey.

<F6>  (5)   Consists  of  2,220  shares   issuable  upon  the  exercise  of  presently
            exercisable stock options held by Mr. Bench.

<F7>  (6)   Includes   140,000   shares   issuable  upon  the  exercise  of  presently
            exercisable stock options held by Mr. Westerbeke, Jr.

      During the fiscal year ended October 26, 1996 the Board of Directors of the Company met four times and acted once by means of a written consent. Each of the persons named in the tables above attended at least 75% of the meetings of the Board of Directors and of the meetings of any committee of the Board of Directors on which such person served which were held during the time that such person served.

      The Board of Directors of the Company has a Stock Option Committee, whose members are Messrs. Bench, Safford and Storey, an Audit Committee, whose members are Messrs. Bench, Haythe, Safford and Storey, a Compensation Committee, whose members are Messrs. Bench, Haythe, Safford and Storey, and an Investment Committee, whose members are Messrs. Safford, Storey and Westerbeke, Jr.

      The Stock Option Committee administers the Company's 1986 Stock Option Plan, the Supplemental Stock Option Plan and the 1996 Stock Option Plan and determines the persons who are eligible to receive options thereunder, the number of shares to be subject to each option and the other terms and conditions upon which options under such plans are granted and made exercisable. The Audit Committee is authorized to recommend to the Board of Directors the engaging and discharging of the independent auditors, and to review with the independent auditors the plans for and the results of the auditing engagement, the scope and results of the Company's procedures for internal auditing, the independence of the auditors and the adequacy of the Company's system of internal accounting controls. The Compensation Committee is authorized to make recommendations to the Board of Directors regarding compensation to be paid to key employees of the Company. The Investment Committee is authorized to formulate investment strategies for the Company and to submit recommendations relating to such investment strategies to the Board of Directors.

      The Audit Committee and the Stock Option Committee each met once during the fiscal year ended October 26, 1996. The Compensation Committee met twice during the fiscal year ended October 26, 1996. The Investment Committee did not meet during such fiscal year. The Company does not have a Nominating Committee or any committee performing similar functions.

      The directors and officers of the Company, other than Messrs. Bench, Haythe, Safford and Storey, are active in its business on a day-to-day basis. Messrs. Westerbeke, Sr. and Westerbeke, Jr. are father and son. No other family relationships exist between any of the directors and officers of the Company.

      The Company's Certificate of Incorporation contains a provision, authorized by Delaware law, which eliminates the personal liability of a director of the Company to the Company or to any of its stockholders for monetary damages for a breach of his fiduciary duty as a director, except in the case where the director breached his duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law, or obtained an improper personal benefit.


Compensation of Executive Officers
----------------------------------

      The following table sets forth information for the fiscal years ended October 26, 1996, October 28, 1995 and October 29, 1994 concerning the compensation paid or awarded to the Chief Executive Officer and the other executive officer of the Company.


                           SUMMARY COMPENSATION TABLE



                                Fiscal
                                 Year         Annual Compensation
     Name and Principal          Ended      ------------------------      All Other
          Position              October      Salary         Bonus        Compensation
---------------------------     -------     --------     -----------     ------------

John H. Westerbeke, Jr.          1996       $151,531     $80,696 (1)     $38,647 (2)
  President, Chairman of         1995        148,998       5,730          51,920 (2)
  the Board of Directors         1994        145,186       3,212          62,143 (2)
  and Class C Director


Carleton F. Bryant, III          1996       $ 94,500     $24,532               -
  Executive Vice President,      1995         94,500      16,667               -
  Treasurer, Chief               1994         94,500       2,173               -
  Operating Officer and
  Secretary

--------------------

<F1>  (1)   Includes a $75,000 bonus earned in fiscal year 1996,  payment of which has been deferred.

<F2>  (2)   Includes  amounts  ($20,357,  $31,980 and $45,842 in fiscal 1996, 1995 and
            1994,  respectively) reflecting the current dollar value of the benefit to
            Mr.  Westerbeke  of  premiums  paid  by  the  Company  with  respect  to a split-dollar insurance arrangement (see "Employment  Agreements" below for a  description  of such  arrangement).  Such  benefit  was  determined  by calculating  the time value of money (using the applicable  federal rates)
            of the premiums  paid by the Company in the fiscal years ended October 26,
            1996,  October  28, 1995 and October 29, 1994 for the period from the date on which each premium was paid until March 31, 1999 (which is the earliest date on which the Company  could  terminate  the  agreement  and request a refund of premiums paid).


      The Company did not grant any stock options to the executive officers named in the Summary Compensation Table during the fiscal year ended October 26, 1996.

      The following table sets forth the number and value of options held by the executive officers named in the Summary Compensation Table at October 26, 1996. During the fiscal year ended October 26, 1996, none of the executive officers named in the Summary Compensation Table exercised any options to purchase Common Stock.


                        OPTION VALUES AT OCTOBER 26, 1996



                                                               Value of Unexercised
                               Number of Unexercised              In-the-Money(1)
                            Options at October 26, 1996     Options at October 26, 1996
                            ----------------------------    ----------------------------
          Name              Exercisable    Unexercisable    Exercisable    Unexercisable
------------------------    -----------    -------------    -----------    -------------

John H. Westerbeke, Jr.       140,000          30,000        $236,300         $50,600

Carleton F. Bryant, III        60,000          40,000        $105,000         $70,000

-------------------

<F1>  (1)   In-the-money  options  are  those  where  the  fair  market  value  of the underlying  Common  Stock  exceeds the exercise  price of the option.  The value of in-the-money options is determined in accordance with regulations of the  Securities and Exchange  Commission by  subtracting  the aggregate exercise  price of the option  from the  aggregate  year-end  value of the underlying Common Stock.

      In June 1996, the Company granted options to purchase 11,100 shares of Common Stock at an exercise price of $3.00 per share to each of Messrs. Bench, Haythe and Storey, directors of the Company. These options become exercisable in cumulative annual installments of 20% commencing on the date of grant and expire in June 2006. Additionally, in June 1996, Messrs. Haythe, Safford and Storey, directors of the Company, exercised other options to purchase 11,100, 10,000 and 11,100 shares of Common Stock, respectively. Pursuant to an agreement with these directors, the Company purchased the shares of Common Stock issued upon such exercise from Messrs. Haythe, Safford and Storey at a purchase price of $3.00 per share, the fair market value of the Common Stock on the date of purchase.


Compensation of Directors
-------------------------

      The Company currently pays its directors a fee of $2,000 for attending each meeting of the Board of Directors of the Company.


Employment Agreements
---------------------

      The Company has an Employment Agreement (the "Agreement") with John H. Westerbeke, Jr., the Chairman of the Board, President and Chief Executive Officer of the Company, which provides for his employment by the Company at an annual base salary, subject to increases based upon the Consumer Price Index and at the discretion of the Company. During fiscal 1996, Mr. Westerbeke's salary was $151,531. The Agreement also provides for payment of a bonus at the discretion of the Board of Directors of the Company. In September 1996, the Board of Directors established an incentive plan for Mr. Westerbeke pursuant to which Mr. Westerbeke will have an annual bonus opportunity, based on net income and increases in sales, in each of the four years beginning with the 1997 fiscal year. Mr. Westerbeke may elect to have all or any part of his base salary or bonus paid as deferred compensation in five annual installments commencing upon his retirement or other termination of employment, or upon a change of control of the Company, as defined in the Agreement. Amounts deferred by Mr. Westerbeke are contributed by the Company to a trust established to hold and invest these funds until such time as the amounts are payable to Mr. Westerbeke. The Agreement also requires the Company to pay premiums for certain life insurance policies on the life of Mr. Westerbeke as described below. The Agreement may be terminated by the Company upon the disability of Mr. Westerbeke, by the Company with or without cause, and by Mr. Westerbeke in the event there has occurred a constructive termination of employment by the Company. In addition, in the event of a change in control of the Company, as defined in the Agreement, Mr. Westerbeke may terminate his employment during the one year period following such change in control, and in such event, the Company will be required to pay him a lump sum cash payment in an amount equal to three times his annual cash compensation during the most recent five taxable years of the Company, less $1,000. In addition, in such circumstances, the Company is required to continue to carry group life and health insurance for Mr. Westerbeke for a three year period and is required to pay any premiums payable on the split-dollar life insurance policies on his life for a three year period. Under the Agreement, Mr. Westerbeke has agreed not to compete with the Company for a period of one year following termination of his employment.

      The Company has entered into a split-dollar insurance arrangement with Mr. Westerbeke, Jr., pursuant to which the Company will pay the premium costs of certain life insurance policies that pay a death benefit of not less than $2,594,432 in the aggregate upon the death of Mr. Westerbeke. Upon surrender of the policies or payment of the death benefit thereunder, the Company is entitled to repayment of an amount equal to the cumulative premiums previously paid by the Company, with all remaining payments to be made to Mr. Westerbeke or his beneficiaries. See footnote (2) to the "Summary Compensation Table" above for further information on premium payments made by the Company.

      The Company has an agreement with Carleton F. Bryant, III, the Executive Vice President, Treasurer and Chief Operating Officer of the Company, which provides for his employment by the Company at an annual salary of $94,500. Under a related agreement Mr. Bryant agrees not to compete with the Company for a period of three years following the termination of his employment.

      The Company has an agreement with John H. Westerbeke, Sr., a director of the Company, which provides for his employment by the Company at an annual salary of $35,000 until Mr. Westerbeke, Sr. retires. This agreement also provides that following his retirement, Mr. Westerbeke, Sr. will act as consultant to the Company at an annual consulting fee of $30,000. The Company paid Mr. Westerbeke, Sr. $35,000 during fiscal 1996.


Compliance with Section 16(a) of the
Securities Exchange Act of 1934
------------------------------------

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and greater than ten percent stockholders are required by Securities and Exchange Commission regulations to furnish the Company with copies of all Section 16(a) reports they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and representations that no other reports were required, during the fiscal year ended October 26, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.


Certain Relationships and Related Transactions
----------------------------------------------

      The Company leases a 40-foot sailboat from Mr. Westerbeke, Jr., the Chairman of the Board, President and Chief Executive Officer of the Company, pursuant to a lease expiring in July 1999. The Company pays an annual rental to him of $31,920 and also pays approximately $10,000 to $15,000 of annual expenses in connection with the operation and maintenance of the sailboat. The Company makes use of the sailboat to evaluate the performance of its marine engine products and for other corporate purposes. In July 1994, Mr. Westerbeke, Jr. executed a promissory note payable to the Company in the principal amount of $165,000. The proceeds of the loan were used by Mr. Westerbeke, Jr. to purchase the sailboat which is leased to the Company as described above. The loan, which is due June 1, 2004, is payable in equal monthly installments which commenced on July 1, 1994, together with interest at 7.75% per annum and is secured by the sailboat. Management of the Company believes that the terms of the lease and of the secured loan are no less favorable to the Company than it could obtain from an unrelated party.


Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------

      Thomas M. Haythe, a Class B director of the Company and a member of the Compensation Committee, is a partner of the New York City law firm of Haythe & Curley, which firm has acted as legal counsel to the Company during the past fiscal year. It is expected that Haythe & Curley will continue to render legal services to the Company in the future.


Information Concerning Certain Stockholders
-------------------------------------------

      The stockholders (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who, to the knowledge of the Board of Directors of the Company, owned beneficially more than five percent of any class of the outstanding voting securities of the Company as of January 1, 1997, each director and each executive officer named in the Summary Compensation Table of the Company who owned beneficially shares of Common Stock and all directors and executive officers of the Company as a group, and their respective shareholdings as of such date (according to information furnished by them to the Company), are set forth in the following table. Except as indicated in the footnotes to the table, all of such shares are owned with sole voting and investment power.


                                                      Shares of
                                                     Common Stock             Percent
            Name and Address                      Owned Beneficially          of Class
----------------------------------------     ----------------------------     --------

FMR Corp................................       213,738 (1)                      10.3%
   82 Devonshire Street
   Boston, MA 02109

Gerald Bench............................         2,220 (2)                        *
   17 1/2 Passaic Avenue
   Spring Lake, New Jersey 07762

Thomas M. Haythe........................        11,220 (3)                        *
   237 Park Ave.
   New York, New York 10017

Nicholas H. Safford.....................        10,100 (4)                        *
   9 Cleaves Street
   Rockport, Massachusetts 01966

James W. Storey.........................        11,220 (5)                        *
   3 Saddle Ridge Road
   Dover, Massachusetts 02030

John H. Westerbeke, Jr..................     1,218,250 (6)                      54.9%
   Avon Industrial Park
   Avon, Massachusetts 02322

John H. Westerbeke, Sr..................             0                            -
   Avon Industrial Park
   Avon, Massachusetts 02322

Carleton F. Bryant, III.................        60,000 (7)                       2.8%
   Avon Industrial Park
   Avon, Massachusetts 02322

All Directors and Officers as a Group...     1,313,010 (2)(3)(4)(5)(6)(7)       56.8%
   (seven persons)

--------------------

<F1>  (*)   Less than one percent.

<F2>  (1)   Information as to the holding of FMR Corp.  ("FMR") is based upon a report on Schedule 13G filed with the  Securities and Exchange  Commission.  Such report indicates that 213,738 shares were  beneficially  owned by FMR with sole voting power and sole dispositive power.

<F3>  (2)   Consists  of  2,220  shares   issuable  upon  the  exercise  of  presently
            exercisable stock options held by Mr. Bench.

<F4>  (3)   Consists  of  11,220  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Haythe.

<F5>  (4)   Consists  of  10,100  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Safford.

<F6>  (5)   Consists  of  11,220  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Storey.

<F7>  (6)   Includes   140,000   shares   issuable  upon  the  exercise  of  presently
            exercisable stock options held by Mr. Westerbeke, Jr.

<F8>  (7)   Consists  of  60,000  shares  issuable  upon  the  exercise  of  presently exercisable stock options held by Mr. Bryant.

      To the Company's knowledge, there have been no significant changes in stock ownership or control of the Company as set forth above since January 1, 1997.


              II. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of the Company has selected KPMG Peat Marwick LLP to serve as independent auditors for the Company for the fiscal year ending October 25, 1997. The Board of Directors considers KPMG Peat Marwick LLP to be eminently qualified.

      Although it is not required to do so, the Board of Directors is submitting its selection of the Company's auditors for ratification at the Meeting, in order to ascertain the views of stockholders regarding such selection. If the selection is not ratified, the Board of Directors will reconsider its selection.

      The Board of Directors recommends that stockholders vote FOR ratification of the selection of KPMG Peat Marwick LLP to examine the financial statements of the Company for the Company's fiscal year ending October 25, 1997. It is the intention of the persons named in the accompanying form of Proxy to vote the shares of Common Stock represented thereby in favor of such ratification unless otherwise instructed in such Proxy.

      A representative of KPMG Peat Marwick LLP will be present at the Meeting, with the opportunity to make a statement if such representative desires to do so, and will be available to respond to appropriate questions.


                               III. OTHER MATTERS

      The Board of Directors of the Company does not know of any other matters which may be brought before the Meeting. However, if any such other matters are properly presented for action, it is the intention of the persons named in the accompanying form of Proxy to vote the shares represented thereby in accordance with their judgment on such matters.


                                IV. MISCELLANEOUS

      If the accompanying form of Proxy is executed and returned, the shares of Common Stock represented thereby will be voted in accordance with the terms of the Proxy, unless the Proxy is revoked. If no directions are indicated in such Proxy, the shares represented thereby will be voted FOR the nominees proposed by the Board of Directors in the election of directors and FOR the ratification of the Board of Directors' selection of independent auditors for the Company.

      All costs relating to the solicitation of Proxies will be borne by the Company. Proxies may be solicited by officers, directors and regular employees of the Company personally, by mail or by telephone or telegraph, and the Company may pay brokers and other persons holding shares of stock in their names or those of their nominees for their reasonable expenses in sending soliciting material to their principals.

      It is important that Proxies be returned promptly. Stockholders who do not expect to attend the Meeting in person are urged to mark, sign and date the accompanying form of Proxy and mail it in the enclosed return envelope, which requires no postage if mailed in the United States, so that their votes can be recorded.


Stockholder Proposals
---------------------

      Stockholder proposals intended to be presented at the 1998 Annual Meeting of Stockholders of the Company must be received by the Company by October 30, 1997 in order to be considered for inclusion in the Company's Proxy Statement relating to such Meeting.


Annual Report on Form 10-K
--------------------------

      A copy of the Company's Annual Report on Form 10-K, including the financial statements and financial statement schedules for the fiscal year ended October 26, 1996, which has been filed with the Securities and Exchange Commission, will be sent, without charge, to stockholders to whom this Proxy Statement is mailed, upon written request to the Secretary, Westerbeke Corporation, Avon Industrial Park, Avon, Massachusetts 02322.



Avon, Massachusetts
February 26, 1997



                             WESTERBEKE CORPORATION

            PROXY -- ANNUAL MEETING OF STOCKHOLDERS -- MARCH 21, 1997

                                  COMMON STOCK


      The undersigned, a stockholder of WESTERBEKE CORPORATION, does hereby appoint John H. Westerbeke, Jr. and Thomas M. Haythe, or either of them, with full power of substitution, the undersigned's proxies, to appear and vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Friday, March 21, 1997 at 10:30 A.M., local time, or at any adjournments thereof, upon such matters as may properly come before the Meeting.

      The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side on each of the following matters and in accordance with their judgment on any other matters which may properly come before the Meeting.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE     -------------
                                                                 | SEE REVERSE |
                                                                 |    SIDE     |
                                                                  -------------



 [X]  Please mark
      votes as in
      this example.

      The Board of Directors favors a vote "FOR" each item. The shares represented by this Proxy will be voted as directed. If no direction is indicated as to either of Items 1 or 2 they will be voted in favor of the Item(s) for which no direction is indicated.

      1.  Election of Class B Directors
      Nominees:  Thomas M. Haythe, Nicholas H. Safford and James W. Storey

                 FOR         WITHHELD
                 [ ]           [ ]

      [ ] ---------------------------------------------------------------------
          For all nominees except as noted above

      2. Ratification of appointment of KPMG Peat Marwick LLP as independent auditors for fiscal 1997.

                          FOR         AGAINST         ABSTAIN
                          [ ]           [ ]             [ ]



                                                             MARK HERE       [ ]
                                                             FOR ADDRESS
                                                             CHANGE AND
                                                             NOTE AT LEFT

                                       PLEASE MARK,  SIGN,  DATE AND RETURN THIS
                                       PROXY CARD  PROMPTLY  USING THE  ENCLOSED
                                       ENVELOPE.

                                       IMPORTANT:  Before  returning this Proxy,
                                       please  sign  your  name or  names on the
                                       line(s) below  exactly as shown  thereon.
                                       Executors,   administrators,    trustees,
                                       guardians or corporate officers should indicate their full titles when signing. Where shares are registered in the name of joint tenants or trustees, each joint tenant or trustee should sign.


Signature:--------------  Date:--------  Signature:--------------  Date: -------